The Mosaic Company
Earnings Conference Call – 4
th
Quarter and Fiscal 2013
July 16, 2013
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive Vice President and Chief Financial Officer
Laura Gagnon, Vice President Investor Relations
Exhibit 99.2

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of the numeric water quality standards for the discharge of nutrients into Florida waterways or possible efforts to reduce the flow of excess nutrients into the Mississippi River basin or the Gulf of Mexico; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of the Company’s processes for managing its strategic priorities; the ability of Mosaic,
Ma’aden and SABIC to agree upon definitive agreements relating to the prospective Northern Promise joint venture, the final terms of any such definitive agreements, the ability of the joint venture to obtain project financing in acceptable amounts and upon acceptable terms, the future success of current plans for the joint venture and any future changes in those plans; adverse weather conditions affecting operations in Central Florida or the
Mississippi River basin or the Gulf Coast of the United States, and including potential hurricanes, excess rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resources taxes and royalties; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission.
Actual results may differ from those set forth in the forward-looking statements.
Safe Harbor Statement

Fourth Quarter Financial Highlights
$2.7 billion
$621 million
$1.14 Diluted EPS
Another great quarter given external challenges.
$445
$198
0
Operating Earnings
0
$1,670
$1,031
0
Net Sales
Phosphates
Potash

Fourth Quarter Overview
Wet and late spring
Mississippi river levels
Cautious distributor
behavior
Unbalanced Indian
nutrient subsidy
Challenges
Great execution on all fronts:
Record potash shipments
PhosChem India agreement
Record March-May Canpotex
shipments
Good asset utilization
Results

Lackluster Prices
Resolution of the Indian
subsidy imbalance
Volumes increase before
prices
Demand growth to absorb
new supply
Indian Subsidy Imbalance
New P supply:
China & Saudi Arabia
New K supply:
Russia & Canada
Root Causes Expectations

Crop Nutrient Affordability Near Record Levels
• Revenue per acre
matters!
• Strong farm income even
with lower commodity
prices
• Near record crop nutrient
affordability
Considerations
Corn: Revenue per Acre
$900 = 200 bpa x $4.50 = 150 bpa x $6.00 > 120 bpa x $7.25
0.50
0.75
1.00
1.25
1.50
1.75
05 06 07 08 09 10 11 12 13
Plant Nutrient Affordability
Plant Nutrient Price Index / Crop Price Index
Affordability Metric Average
Source: Green Markets, CME,
USDA, AAPFCO, Mosaic

Mil Tonnes
World Grain & Oilseed Stocks
Source: USDA and Mosaic
650
600
550
500
450
400
350
607
579
494
406
469
462
426
437
514
570
548
536
502
00/01
02/03
04/05
06/07
08/09
10/11
12/13F
Historical
2013/14 Range
2013/14 Medium Scenario
USDA

2013/14 Grain and Oilseed Scenario Assumptions

	Low	Medium	High
Harvested Area Change	1.25%	1.50%	1.75%
Yield Deviation from Trend *	Largest Negative	0.00	Largest Positve
Demand Growth	2.50%	3.25%	3.75%

* Largest deviation from the 13-year trend 2000-2012 in MT HA

Commodity Prices Likely to Remain Elevated
• Pent up demand with 2012/13
US Corn exports down 54%
year-to-date
• The likely case builds back
one-half of the inventory
drawdown this year
• Agricultural commodity prices
likely to remain elevated in
2013/14
Considerations

2013 – A Year of Success!
New safety record
Potash expansions on track on budget
Benefits of tolling agreement reversion
Northern Promise JV (Saudi Arabia)
Continued MicroEssentials® momentum
South Fort Meade productivity
AEIS – a stepping stone to new permits
Strategic review completion and capital
philosophy rollout
Focused on:
execution and
delivering results
Accomplishments

Financial Results Review

Balance Sheet Update
Cargill, Incorporated declined to
amend agreements
A delay.  Committed to stated:
Balance sheet targets
Mid 2014 timeframe
Can continue dialogue
Can’t execute until after November
26
th
Expect debt issuance in the
second half of 2013
Historically attractive market
conditions
Class A Shares
Debt Offering

Category Guidance – Calendar Q3 2013
Potash
Q3 Sales volume 1.8 – 2.1 million tonnes
Q3 MOP selling price $330 - 360 per tonne
Q3 Gross margin rate in the mid to high 30
percent range
Q3 Operating rate below 75 percent
Turnaround days Curtailing production at the Colonsay mine
Canadian Resource Taxes
and Royalties
$60 - 80 million
Brine Management $50 - 60 million
Financial Guidance Summary

Category Guidance – Calendar Q3 2013
Phosphates
Q3 Sales volume 2.9 – 3.3 million tonnes
Q3 DAP selling price $430 - $465 per tonne
Q3 Operating rate in the mid 80 percent range
Q3 Gross margin rate to be flat with last quarter
Corporate
Total SG&A – Q3CY13 $95 - 105 million
CAPEX & Investments –
7 month
$900 million to $1.1 billion
Effective Tax Rate –
7 month
Mid 20-percent range, excluding notable items
Financial Guidance Summary

Outlook

14 Our Strategic Priorities People Growth Market Access Innovation Total Shareholder Return

In millions, except per share amounts
Three Months Ended
May 31, 2013 May 31, 2012
Net Sales $2,692.2 $2,820.5
Gross Margin $768.6 $833.8
% of net sales 28.5% 29.6%
Net Earnings Attributable to Mosaic $485.9 $507.3
% of net sales 18.0% 18.0%
Diluted EPS $1.14 $1.19
Effective Tax Rate
23.5% 27.4%
Cash Flow Provided by Operations $854.7 $1,229.3
Cash and Cash Equivalents $3,697.1 $3,811.0
Mosaic Financial Performance

OPERATING EARNINGS BRIDGE
$ IN MILLIONS
500
450
400
350
300
250
200
150
100
50
0
Q4 FY12 OE
Sales price
Sales volumes
Resource taxes & royalties
Other
Q4 FY13 OE

Potash Segment Highlights
In millions, except MOP price Q4 FY13 Q3 FY13 Q4 FY12
Net sales $1,031 $758 $1,037
Gross Margin $489 $308 $514
Percent of net sales
47% 41% 50%
Operating earnings $445 $216 $464
Sales volumes 2.6 1.8 2.0
Production volume 2.5 2.0 1.9
Production operating rate 95% 78% 85%
Avg MOP selling price $368 $385 $455
Fourth quarter highlights:
1. Net sales were roughly flat year over year as record potash sales volumes were offset by lower realized prices.
Decline in realized prices was driven by both lower market prices for MOP, as well as higher mix of international volumes which are mostly standard grade.
2. Operating earnings decline was driven by lower realized prices, as well as higher labor and depreciation expenses, partially offset by higher volumes.

OPERATING EARNINGS BRIDGE
$ IN MILLIONS
250
200
150
100
50
0
Q4 FY12 OE
Sales price
Sales volumes
Raw materials
Other
Q4 FY13 OE

Mosaic

Phosphates Segment Highlights
In millions, except DAP price Q4 FY13 Q3 FY13 Q4 FY12
Net sales $1,670 $1,502 $1,789
Gross Margin $290 $266 $322
Percent of net sales 17% 18% 18%
Operating earnings $198 $197 $224
Sales volumes 2.9 2.6 2.9
NA production volume (a) 2.1 2.1 2.1
Finished product operating rate 85% 87% 86%
Avg DAP selling price $483 $496 $494
(a) Includes crop nutrient dry concentrates and animal feed ingredients
Fourth quarter highlights:
1. Gross margin and operating earnings decline was driven by lower realized prices, higher ammonia costs and higher plant spending, partially offset by lower phosphate rock and sulfur costs.

Raw Material Cost Detail
Mosaic is currently implementing a new inventory valuation system. After implementation, Mosaic expects to include this information in its performance data disclosures.
Q4 FY13 Percent
Ammonia ($/MT)
Realized in COGS $540
Average Purchase Price $601
Sulfur ($/LT)
Realized in COGS $171
Average Purchase Price $167
Phosphate rock (used in production)
('000 metric tonnes)
US mined rock 3,017 87%
Purchased Miski Mayo rock 334 10%
Other purchased rock 109 3%
Total 3,460 100%
Average cost / tonne consumed rock $64

Earnings Sensitivity to Key Drivers (a)
FY13 Q4
Actual
Change
FY13 Q4
Margin %
Actual
% Impact on
Segment
Margin
Pre-Tax
Impact
EPS
Impact
Marketing
MOP Price ($/tonne)
(b)
$368 $50 47.3% 11.5% $119 $0.21
Potash Volume
(million tonnes)
2.6 0.5 47.3% 11.9% $122 $0.22
DAP Price ($/tonne) $483 $50 17.4% 7.1% $119 $0.21
Phosphate Volume
(million tonnes)
2.9 0.5 17.4% 4.6% $77 $0.14
Raw Materials
Sulfur ($/lt) $171 $50 17.4% 2.9% $48 $0.09
Ammonia ($/tonne) $540 $50 17.4% 1.6% $26 $0.05
(a) These factors do not change in isolation; actual results could vary from the above estimates
(b) Assumes no change to KMAG pricing